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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2001


                              IRONSTONE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                              95-2829956
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

                   539 BRYANT STREET, SAN FRANCISCO, CA 94107
                    (Address of principal executive offices)

                                 (707) 837-9447
               Registrant's telephone number, including area code:


ITEM 1.       Changes in Control of Registrant

              None


ITEM 2.       Acquisition or Disposition of Assets

              None


ITEM 3.       Bankruptcy or Receivership

              None


ITEM 4.       Changes in Registrant's Certifying Accountant

              On February 3, 2001, the Registrant engaged J.H. Cohn LLP, to act as the Registrant's independent certified public accountant.
              J. H. Cohn LLP replaces Deloitte & Touche LLP, who was dismissed on February 3, 2001. There have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Also, the former accountant has issued no qualified or adverse opinion or disclaimers of opinion in the past two years.


ITEM 5.       Other Events

              None


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ITEM 6.       Resignations of Registrant's Directors

              None


ITEM 7.       Financial Statements and Exhibits

              None


ITEM 8.       Change in Fiscal Year

              None




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IRONSTONE GROUP, INC.
                                        A DELAWARE CORPORATION



Date       2/15/01                      By: /s/ Robert W. Rembowski
     -----------------------                ------------------------------------
                                            Robert W. Rembowski,
                                            Chief Executive Officer


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